FIFTEENTH AMENDED AND RESTATED GUARANTY AGREEMENT
     FOR VALUE RECEIVED, and in consideration of credit given or to be given, advances made or to be made, or other financial accommodation from time to time afforded or to be afforded to DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation (f/k/a Direct Financial Services, Inc.) and DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation (hereinafter, collectively, the “Debtors”), by FIRST TENNESSEE BANK NATIONAL ASSOCIATION, Memphis, Tennessee (“FTB”), CAPITAL ONE BANK, N.A. (successor by merger to Hibernia National Bank), Baton Rouge, Louisiana (“Capital One”), U.S. BANK, NATIONAL ASSOCIATION, St. Louis, Missouri (“U.S. Bank”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), Baton Rouge, Louisiana (“JPMorgan”), CAROLINA FIRST BANK, Greenville, South Carolina (“Carolina First”), NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky (“National City Bank”), FIFTH THIRD BANK, N.A. (Tennessee), Franklin, Tennessee (“Fifth Third”), REGIONS BANK, Birmingham, Alabama (“Regions”), and MIDFIRST BANK, Oklahoma City, Oklahoma (“MidFirst”) (hereinafter, collectively, the “Banks”), the undersigned DIRECT GENERAL CORPORATION, a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, and DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation (hereinafter, collectively, the “Guarantors”), hereby jointly and severally, for themselves, their heirs, executors, administrators and successors absolutely and unconditionally guarantee(s) the full and prompt payment to the Banks, at maturity (whether by acceleration or otherwise) and at all times thereafter, of each and all of the following:
     1. the indebtedness (and interest thereon) evidenced by that certain Tenth Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Forty Million Dollars ($40,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of FTB, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     2. the indebtedness (and interest thereon) evidenced by that certain Restated Swing Line Note dated as of June 30, 2006, in the principal sum of Thirty Million Dollars ($30,000,000.00) (said Swing Line Note evidencing debt which is a portion of the foregoing $40,000,000.00 debt to FTB), bearing interest from date at the rate specified in said note, said note being payable to the order of FTB, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;

     3. the indebtedness (and interest thereon) evidenced by that certain Eleventh Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of Capital One, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     4. the indebtedness (and interest thereon) evidenced by that certain Eleventh Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Thirty Million Dollars ($30,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of U.S. Bank, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     5. the indebtedness (and interest thereon) evidenced by that certain Seventh Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Thirty-Five Million Dollars ($35,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of JPMorgan (formerly Bank One), at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     6. the indebtedness (and interest thereon) evidenced by that certain Sixth Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Twenty Million Dollars ($20,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of Carolina First, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     7. the indebtedness (and interest thereon) evidenced by that certain Fourth Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Thirty Million Dollars ($30,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of Regions, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     8. the indebtedness (and interest thereon) evidenced by that certain Third Restated Revolving Credit Note dated as of June 30, 2006, in the principal sum of Twenty Million Dollars ($20,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of National City Bank, at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;

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     9. the indebtedness (and interest thereon) evidenced by that certain Third Restated Revolving Credit Note dated as of June 30, 2006, in the principal sun of Fifteen Million Dollars ($15,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of Fifth Third Bank, N.A. (Tennessee), at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     10. the indebtedness (and interest thereon) evidenced by that certain Revolving Credit Note dated as of June 30, 2006, in the principal sum of Ten Million Dollars ($10,000,000.00), bearing interest from date at the rate specified in said note, said note being payable to the order of MidFirst at the offices of FTB, 165 Madison Avenue, Memphis, Tennessee 38103, as agent for itself and other lenders, or at such other place as the holder may designate in writing, being executed by the Debtors, and being given for value received;
     11. all obligations of the Debtors pursuant to any and all renewals, modifications, or extensions, in whole or in part, of any of said notes (all of said promissory notes, together with any such renewal, modification or extension being herein called the “Notes”);
     12. all obligations of the Debtors under and pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended by that First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003, as amended by that Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003, as amended by that Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Eighth Amended and Restated Loan Agreement dated on or about July 17, 2003, as amended by that Fifth Amendment to Eighth Amended and Restated Loan Agreement dated as of November 26, 2003, as amended by that Sixth Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2004, as amended by that Seventh Amendment to Eighth Amended and Restated Loan Agreement dated as of December 3, 2004, and as amended by that certain Eighth Amendment to Eighth Amended and Restated Loan Agreement of even date herewith (as amended, the “Loan Agreement”), among the Debtors, the Banks, First Tennessee Bank National Association, as Agent, and the Guarantors, and any security agreement or other security document (the Loan Agreement and such security agreement or other security documents collectively herein called “Security Documents”) which now or hereafter secures the payment of the indebtedness guaranteed pursuant to this Guaranty Agreement or evidenced by the Notes; and
     13. all obligations of the Debtors pursuant to any and all renewals, modifications, or extensions, in whole or in part, of any of the Security Documents; together with all expenses, legal and/or otherwise (including court costs and reasonable attorney’s fees) incurred by the Banks in collecting or endeavoring to collect the indebtedness evidenced and secured, respectively, by the Notes and the Security Documents (or any renewals, modifications, amendments or extensions of any thereof, in whole or in part), or any part of said indebtedness, in protecting any collateral, and in

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     enforcing the Loan Agreement or this Guaranty (all of which is hereinafter collectively referred to as the “Indebtedness”).
     THIS GUARANTY SHALL BE A CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY, and shall remain in full force and effect until the Indebtedness (and interest thereon and expenses in connection therewith), and all renewals, modifications, or extensions thereof, in whole or in part, shall have been fully paid and satisfied and shall remain in full force and effect until written notice of its discontinuance, addressed to First Tennessee Bank National Association, 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division, shall be actually received by First Tennessee Bank National Association, as Agent for Banks (the burden of proof of receipt by said Agent of such notice being in all cases upon the Guarantors), and also until any and all said Indebtedness, or any extensions or renewals thereof, existing before receipt of such notice, and expenses in connection therewith, shall be fully paid. Regardless of when a renewal or extension of pre-termination debt occurs (with or without adjustment of interest rate or other terms), the debt is deemed to have been incurred prior to termination to the extent of the renewal or extension, and to be fully covered by this Guaranty. The death, dissolution or withdrawal of the Guarantors (or any of them) shall not terminate this Guaranty until notice of any such death, dissolution or withdrawal, given as above provided, shall have actually been received by Agent, and until all of said Indebtedness, or any extensions or renewals thereof, existing before receipt of such notice shall be fully paid. In the event of any such death, dissolution or withdrawal and notice thereof to Agent, as aforesaid, this Guaranty shall, notwithstanding, continue and remain in force against any surviving Guarantor until discontinued as hereinabove provided.
     Subject to the limitations of Section 10.1 of the Loan Agreement, the Banks are hereby expressly authorized to make from time to time, without notice to anyone: any renewals, modifications or extensions, whether such renewals, modifications or extensions be in whole or in part and without limit as to the number of such extensions or of the renewal periods thereof, and without notice to or further assent from the undersigned, sales, pledges, surrenders, compromises, settlements, releases, indulgences, alterations, substitutions, exchanges, changes in, modifications, or other dispositions including, without limitation, cancellations, of all or any part of the collateral pledged to secure the Indebtedness or any part of said Indebtedness, either express or implied, or of any contracts or instruments evidencing any thereof, or of any security or collateral therefor, and/or to take any security for or other guaranties upon any of said Indebtedness; and the liability of the Guarantors (or any of them) shall not be in any manner affected, diminished or impaired thereby, or by any lack of diligence, failure, neglect or omission on the part of the Banks, the Agent or any of them to make any demand or protest, or give any notice of dishonor or default, or to realize upon or protect any of said Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation or (subject to the limitations set forth in Section 10.7 of the Loan Agreement) setoff of any moneys, accounts, credits, or property of said Debtors, possessed by the Banks, towards the liquidation of said Indebtedness, or by any application of payments or credits thereon. The Banks shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said Indebtedness, or any part thereof, and shall be under no obligation, at any time, to first resort to, make demand on, file a claim against, or exhaust its remedies against the Debtors, or any one or more of the Guarantors, or other persons or corporations, their properties or estates, or to resort to or exhaust its remedies against, any collateral, security, property, liens

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or other rights whatsoever. It is expressly agreed that the Banks may at any time make demand for payment on, or bring suit against the Guarantors (or any of them), or any other guarantors, may compound with the Guarantors or any other guarantor for such sums or on such terms as the Banks may see fit and release the Guarantors (or any of them) or any other guarantor from all further liability to the Banks, without thereby impairing the rights of the Bank in any respect to demand, sue for and collect the balance of the Indebtedness from any guarantor not so released; and that any claims against the Debtors, against any other guarantor, or against any collateral, accruing to the Guarantors (or any of them) by reason of payments made hereunder shall be in all respects junior and subordinate to any obligation then or subsequently owed by the Debtors or by such other guarantor to the Banks. In addition, the liability of the Guarantors (or each of them) shall not be affected by any lack of validity or enforceability of the guaranteed debt. As security for the undertakings and obligations of the Guarantors hereunder, the Guarantors (or each of them) expressly grants and gives to the Banks, subject to Section 10.7 of the Loan Agreement, a right of immediate setoff, without demand or prior notice, of the balance of every deposit account, now or at any time hereafter existing, of the Guarantors (or each of them) with the Banks (but with prompt post setoff notice), and a general lien upon, and security interest in all money, negotiable instruments, commercial paper, notes, bonds, stocks, credits and/or choses in action, or any interest therein, and any other property, rights, and interests of the Guarantors (or each of them) or any evidence thereof, which have or any time shall come into the possession, custody, or control of the Banks, and, in the event of default hereunder, the Banks may sell or cause to be sold at public or private sale in any manner which may be lawful, for cash or credit and upon such terms as the Banks may see fit, and (except as may be otherwise expressly provided by the Uniform Commercial Code, or other applicable law) without demand or notice to the Guarantors (or each of them), all or any of such security, and the Banks (unless prohibited by the Uniform Commercial Code from so doing) or any other person may purchase such property, rights or interests so sold and thereafter hold the same free of any claim or right of whatsoever kind, including any right or equity or redemption, of the Guarantors (or each of them), such demand, notice, right or equity of redemption being hereby expressly waived and released.
     In the event of the death, incompetency, dissolution, liquidation, insolvency (however evidenced) of the Debtors, or institution of bankruptcy or receivership proceedings by the Debtors, or in the event that any involuntary bankruptcy or receivership proceedings filed against the Debtors shall not be dismissed within sixty (60) days following the institution of such proceedings, then and in any such event all of the Indebtedness shall, for the purposes of this Guaranty, and at the option of the Banks, immediately become due and payable from the Guarantor; and, in such event, any and all sums or payments of any nature which may be or become due and payable by the Debtors to the undersigned are hereby assigned to the Banks, and shall be collectible by the Banks, without necessity for other authority than this instrument, until the Indebtedness shall be fully paid and discharged, but such collection by the Banks shall not in any respect affect, impair or diminish any other rights of the Banks. The granting of credit from time to time by the Banks to the Debtors, in excess of the amount to which right of recovery under this Guaranty is limited and without notice to the Guarantors (or any of them), is hereby expressly authorized and shall in no way affect or impair this Guaranty; and, in the event that the obligations of the Debtors to the Banks shall so exceed the amount to which this Guaranty is limited, any payment by the Debtors or any collections or recovery by the Banks from any

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sources other than this Guaranty may first be applied by the Banks to any obligations of the Debtors which exceed the limits of this Guaranty.
     The Guarantors (or each of them) will not exercise any rights that Guarantors (or any of them) may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Indebtedness shall have been paid in full. If any amount shall be paid to the Guarantors (or any of them) on account of such subrogation rights at any time when all the Indebtedness shall not have been paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Banks to be credited and applied upon the Indebtedness.
     Notwithstanding any provision of the preceding paragraph to the contrary, if at any time the Guarantors (or any of them) is or becomes an “insider” (as defined from time to time in Section 101 of the Federal Bankruptcy Code) with respect to the Debtors, then such Guarantor or Guarantors irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, reimbursement or any similar rights against the Debtors with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law, it being the intention of the parties that the Guarantors shall not be deemed to constitute a “creditor” (as defined in Section 101 of the Federal Bankruptcy Code) of the Debtors, by reason of the existence of this Guaranty in the event that the Debtors become debtors in any proceeding under the Federal Bankruptcy Code.
     Notwithstanding any other provision of this Guaranty to the contrary, if the obligations of the Guarantors hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of the Guarantors’ (or each of them) liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors (or each of them) or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.
     The Banks may without any notice whatsoever to anyone, sell, assign or transfer all or any part of said Indebtedness; and in that event each and every immediate and successive assignee, transferee or holder of all or any part of said Indebtedness shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as though such assignee, transferee or holder were herein by name given such rights, powers and benefits; but the Banks shall have an unimpaired right, prior and superior to that of any said assignee, transferee or holder, to enforce this Guaranty for the benefit of the Banks, as to so much of said Indebtedness that has not been sold, assigned or transferred.
     No act of commission or omission of any kind, or at any time, on the part of the Banks in respect of any matter whatsoever shall in any way affect or impair this Guaranty. This Guaranty is in addition to and not in substitution for or discharge of any other Guaranty held by the Banks. The Guarantors (or each of them) waives any rights of action Guarantors (or any of them) might

6

have against the Banks because of the exercise by the Banks in any manner howsoever of any rights granted to the Banks herein.
     This Guaranty contains the entire agreement between the parties and every part thereof shall be binding upon the Guarantors (or each of them), Guarantors’ heirs, executors, administrators, personal representatives, successors and assigns, as fully as though everywhere specifically mentioned, and shall inure to the benefit of the Banks, and their successors and assigns, and shall be construed according to the laws of the State of Tennessee, in which state it is accepted by the Banks.
     If any provision hereof is invalid or unenforceable, the remaining provisions hereof shall not be affected by such invalidity or unenforceability. Each term and provision contained herein shall, however, be valid and enforceable to the fullest extent permitted by applicable law.
     The Guarantors (or each of them) acknowledge that this Guaranty Agreement is and shall be effective against such Guarantors upon execution by such Guarantors (regardless of whether any other person named herein as Guarantor shall sign), and delivery hereof to the Banks, or its Agent; and that it shall not be necessary for the Banks to execute any acceptance hereof or otherwise to signify or express their acceptance hereof.
     ALL OF THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY BE DELIVERED IN THE FUTURE) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP BETWEEN THE PARTIES TO THIS AGREEMENT.
     This Fifteenth Amended and Restated Guaranty Agreement supersedes and replaces that certain Fourteenth Amended and Restated Guaranty Agreement and all prior Guaranty Agreements entered into with respect to the Indebtedness.
[SEPARATE SIGNATURE PAGE FOLLOWS]

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SIGNATURE PAGE
TO
FIFTEENTH AMENDED AND RESTATED GUARANTY AGREEMENT

     IN WITNESS WHEREOF, the Guarantors have caused this Fifteenth Amended and Restated Guaranty Agreement to be executed by their duly authorized officers on the dates set forth in their respective acknowledgments, but with an effective date as of the 30th day of June, 2006.

DIRECT GENERAL CORPORATION, a Tennessee corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation
By:	/s/ J. Todd Hagely
J. Todd Hagely,
Senior Vice-President & Chief Financial Officer

DIRECT ADMINISTRATION, INC., a Tennessee corporation
By:	/s/ J. Todd Hagely
J. Todd Hagely,
Senior Vice-President & Chief Financial Officer

DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation
By:	/s/ William J. Harter
William J. Harter, Senior Vice-President

DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation
By:	/s/ J. Todd Hagely
J. Todd Hagely, President

GUARANTORS

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Senior Vice-President of DIRECT GENERAL CORPORATION, a Tennessee corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Senior Vice-President of DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Senior Vice-President of DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Senior Vice-President of DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Senior Vice-President of DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be a Senior Vice-President of DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared J. TODD HAGELY, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be a Senior Vice-President and Chief Financial Officer of DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared J. TODD HAGELY, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be a Senior Vice-President and the Chief Financial Officer of DIRECT ADMINISTRATION, INC., a Tennessee corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared WILLIAM J. HARTER, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Senior Vice-President of DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010

STATE OF TENNESSEE
COUNTY OF DAVIDSON
     Before me, the undersigned Notary Public in and for the State and County aforesaid, personally appeared J. TODD HAGELY, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the President of DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, the within-named bargainor, a corporation, and that he as such officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.
     WITNESS my hand and seal at office, on this the 4th day of August, 2006.
Notary Public /s/ Patt Coleman
My Commission Expires:
July 24, 2010